SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 8, 2004

(Date of earliest event reported)

BIO-RAD LABORATORIES, INC.

(exact name of registrant as specified in its charter)

Commission File Number: 1-7928

Delaware	94-1381833
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Alfred Nobel Dr.

Hercules, California 94547

(Address of Principal executive offices, including zip code)

(510) 724-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

In connection with the offering of $200 million of senior subordinated notes due 2014 to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, Bio-Rad Laboratories, Inc. (the “Company”) entered into Amendment No. 1 to Credit Agreement, dated as of December 8, 2004, (the “Amendment No. 1 to Credit Agreement”) by and among the Company, the lenders referred to therein, JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Illinois), as Lender and contractual representative), which amends certain provisions of its Credit Agreement dated as of September 9, 2003 (the “Credit Agreement”), including increasing the amount of indebtedness permissible under the Credit Agreement to allow the Company to (i) incur in a single issuance of up to $250,000,000 in principal amount on or before March 31, 2005 and (ii) repurchase any subordinated indebtedness provided that the aggregate purchase price for such subordinated indebtedness (including principal and premium) on a cumulative basis will not exceed $50,000,000 and that such repurchased subordinated indebtedness will be cancelled and will not reissued.

The description of Amendment No. 1 to Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment No. 1 to Credit Agreement, which is filed as an exhibit to this report and incorporated by reference herein.

ITEM 7.01 REGULATION FD

On December 13, 2004, the Company announced the pricing of its offering of $200 million of senior subordinated notes due 2014 to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
4.1.1	Amendment No. 1 to Credit Agreement dated as of December 8, 2004 among Bio-Rad Laboratories, Inc., the lenders referred to herein, JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Illinois), as lender and Administrative Agent, Wells Fargo Bank, N.A. and Union Bank of California, N.A., as Syndication Agents and ABN AMRO Bank N.V. and BNP Paribas, as Documentation agents

99.1	Press Release of Bio-Rad Laboratories, Inc., dated December 13, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-RAD LABORATORIES, INC.

Date: December 14, 2004	By:	/s/ Christine A. Tsingos
Christine A. Tsingos
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
4.1.1	Amendment No. 1 to Credit Agreement dated as of December 8, 2004 among Bio-Rad Laboratories, Inc., the lenders referred to herein, JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Illinois), as lender and Administrative Agent, Wells Fargo Bank, N.A. and Union Bank of California, N.A., as Syndication Agents and ABN AMRO Bank N.V. and BNP Paribas, as Documentation agents

99.1	Press Release of Bio-Rad Laboratories, Inc., dated December 13, 2004